                                   EXHIBIT 99


                     EZCORP ANNOUNCES THIRD QUARTER RESULTS

AUSTIN, TEXAS (JULY 20, 2004) -- EZCORP, Inc. (Nasdaq/NM: EZPW) announced today results for its third fiscal 2004 quarter and the nine month period, which ended June 30, 2004.

For the quarter ended June 30, 2004, net income increased to $253,000 ($0.02 per share) compared to $53,000 for the prior year period. Total revenues for the third fiscal 2004 quarter increased 9% to $51,141,000 compared $46,903,000 for the third fiscal 2003 quarter.

For the nine months ended June 30, 2004, net income improved to $6,250,000 ($0.48 per share) compared to income before the cumulative effect of a change in accounting principle of $3,836,000 ($0.31 per share) for the same nine month period a year ago. Effective October 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, which deals with the accounting treatment of goodwill and other intangible assets. After a charge of $8,037,000 ($0.65 per share) for the cumulative effect of adopting this new accounting principle, the Company reported a net loss for the nine month period ended June 30, 2003 of $4,201,000 ($0.34 cents per share).

Commenting on these results, Joseph L. Rotunda, President and Chief Executive Officer, said, "We remain pleased with our progress. Not only have we substantially improved earnings, but we have also significantly expanded our store base. In the first three quarters of this fiscal year, we have added eighty-one EZMoney Payday Loan stores, for a total of eighty-five, and improved earnings 63% even with the earnings drag of these new stores."

Mr. Rotunda concluded, "Most gratifying is that all three business segments - pawn, sales, and payday loans - showed year-on-year improvements. We are on target to have an excellent year. We estimate fiscal 2004 earnings to be between sixty-five and sixty-eight cents per share compared to a comparable forty-three cents per share for fiscal 2003. During our fourth fiscal quarter, we plan on adding thirty-five to forty additional EZMONEY Payday Loan locations.

EZCORP meets the short-term cash needs of the cash and credit constrained consumer by offering convenient, non-recourse loans collateralized by tangible personal property, commonly known as pawn loans, and short-term non-collateralized loans, often referred to as payday loans. The Company also sells merchandise, primarily collateral forfeited from its pawn lending operations, to consumers looking for good value. As of June 30, 2004, the Company operated 280 EZPAWN and 85 EZMONEY Payday Loan stores, 69 of which adjoin an EZPAWN location.

This announcement contains certain forward-looking statements regarding the Company's expected performance for future periods including, but not limited to, new store expansion and expected future earnings. Actual results for these periods may materially differ from these statements. Such forward-looking statements involve risks and uncertainties such as changing market conditions in the overall economy and the industry, consumer demand for the Company's services and merchandise, changes in regulatory environment, and other factors periodically discussed in the Company's annual, quarterly and other reports filed with the Securities and Exchange Commission.

You are invited to listen to a conference call discussing these results on July 20, 2004 at 3:30pm Central Time. The conference call can be accessed over the Internet (or replay it at your convenience) at the following address.

http://www.firstcallevents.com/service/ajwz407992886gf12.html

For additional information, contact Dan Tonissen at (512) 314-2289.

                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
             (in thousands, except per share data and store counts)
-------------------------------------------------------------------------------

                                                                             THREE MONTHS ENDED JUNE 30,
                                                                             ---------------------------
                                                                                 2004           2003
                                                                             ------------   ------------
  1   Revenues:
  2    Merchandise sales                                                     $     25,845   $     24,863
  3    Jewelry scrapping sales                                                      4,937          5,149
  4    Pawn service charges                                                        13,835         13,619
  5    Payday loan service charges                                                  6,191          3,047
  6    Other revenues                                                                 333            225
                                                                             ------------   ------------
  7     Total revenues                                                             51,141         46,903
  8   Cost of goods sold:
  9    Cost of merchandise sales                                                   15,566         15,442
 10    Cost of jewelry scrapping sales                                              3,774          4,272
                                                                             ------------   ------------
 11     Total cost of goods sold                                                   19,340         19,714
                                                                             ------------   ------------
 12   Net revenues                                                                 31,801         27,189
 13
 14   Operations expense                                                           21,830         19,700
 15   Bad debt and other direct expenses on payday loans                            2,832          1,111
 16   Administrative expense                                                        4,614          4,021
 17   Depreciation and amortization                                                 1,858          2,179
                                                                             ------------   ------------
 18    Operating income                                                               667            178
 19
 20   Interest expense, net                                                           332            403
 21   Equity in net income of unconsolidated affiliate                               (430)          (333)
 22   Loss on sale of assets                                                           --             27
                                                                             ------------   ------------
 23   Income before income taxes                                                      765             81
 24   Income tax expense                                                              512             28
                                                                             ------------   ------------
 25   Income before cumulative effect of a change in accounting principle             253             53
 26   Cumulative effect of adopting a new accounting principle, net of tax             --             --
                                                                             ------------   ------------
 27   Net income                                                             $        253   $         53
                                                                             ============   ============
 28

 29   Income per share, assuming dilution:
 30    Income before cumulative effect of a change in accounting principle   $       0.02   $         --
 31    Cumulative effect of adopting a new accounting principle, net of tax            --             --
                                                                             ------------   ------------
 32    Net income                                                            $       0.02   $         --
 33
                                                                             ============   ============
 34   Weighted average shares - assuming dilution                                  13,221         12,528
 35   Pawn store count - average for period                                           280            280
 36   Mono-line payday loan store count - average for period                           71             --

                                  EZCORP, INC.
        HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
             (in thousands, except per share data and store counts)
-------------------------------------------------------------------------------

                                                                              NINE MONTHS ENDED JUNE 30,
                                                                             ----------------------------
                                                                                 2004            2003
                                                                             ------------    ------------
  1   Revenues:
  2    Merchandise sales                                                     $     90,095    $     87,994
  3    Jewelry scrapping sales                                                     12,616          11,986
  4    Pawn service charges                                                        43,875          43,576
  5    Payday loan service charges                                                 16,124           8,798
  6    Other revenues                                                               1,034             770
                                                                             ------------    ------------
  7     Total revenues                                                            163,744         153,124
  8   Cost of goods sold:
  9    Cost of merchandise sales                                                   52,007          53,380
 10    Cost of jewelry scrapping sales                                              9,123          10,328
                                                                             ------------    ------------
 11     Total cost of goods sold                                                   61,130          63,708
                                                                             ------------    ------------
 12   Net revenues                                                                102,614          89,416
 13
 14   Operations expense                                                           64,382          60,495
 15   Bad debt and other direct expenses on payday loans                            5,957           3,175
 16   Administrative expense                                                       16,854          12,711
 17   Depreciation and amortization                                                 5,638           6,636
                                                                             ------------    ------------
 18    Operating income                                                             9,783           6,399
 19
 20   Interest expense, net                                                         1,153           1,534
 21   Equity in net income of unconsolidated affiliate                             (1,291)         (1,062)
 22   Loss on sale of assets                                                           --              26
                                                                             ------------    ------------
 23   Income before income taxes                                                    9,921           5,901
 24   Income tax expense                                                            3,671           2,065
                                                                             ------------    ------------
 25   Income before cumulative effect of a change in accounting principle           6,250           3,836
 26   Cumulative effect of adopting a new accounting principle, net of tax             --          (8,037)
                                                                             ------------    ------------
 27   Net income (loss)                                                      $      6,250    $     (4,201)
                                                                             ============    ============
 28
 29   Income (loss) per share, assuming dilution:
 30    Income before cumulative effect of a change in accounting principle   $       0.48    $       0.31
 31    Cumulative effect of adopting a new accounting principle, net of tax            --           (0.65)
                                                                             ------------    ------------
 32    Net income (loss)                                                     $       0.48    $      (0.34)
                                                                             ============    ============
 33
 34   Weighted average shares - assuming dilution                                  13,138          12,474
 35   Pawn store count - average for period                                           280             280
 36   Mono-line payday loan store count - average for period                           41              --

                               EZCORP, INC.
          HIGHLIGHTS OF CONSOLIDATED BALANCE SHEETS (UNAUDITED)
          (in thousands, except per share data and store counts)
------------------------------------------------------------------------------

                                                                          AS OF JUNE 30,
                                                                       2004           2003
                                                                   ------------   ------------
  1   Assets:
  2    Current assets:
  3     Cash and cash equivalents                                  $      1,692   $        248
  4     Pawn loans                                                       51,101         48,149
  5     Payday loans                                                      6,720          3,116
  6     Pawn service charges receivable, net                              8,557          8,806
  7     Payday loan service charges receivable, net                       1,336            611
  8     Inventory, net                                                   30,997         28,853
  9     Deferred tax asset                                                8,163          6,418
 10     Federal income taxes receivable                                     253            683
 11     Prepaid expenses and other assets                                 2,287          2,209
                                                                   ------------   ------------
 12      Total current assets                                           111,106         99,093
 13    Investment in unconsolidated affiliates                           15,734         15,113
 14    Property and equipment, net                                       25,222         27,141
 15    Deferred tax asset, non-current                                    4,391          1,948
 16    Other assets                                                       5,602          5,348
                                                                   ------------   ------------
 17      Total assets                                              $    162,055   $    148,643
                                                                   ============   ============
 18   Liabilities and stockholders' equity:
 19    Current liabilities:
 20     Accounts payable and other accrued expenses                $     11,465   $      9,186
 21     Customer layaway deposits                                         1,554          1,471
 22     Federal income taxes payable                                         --             --
                                                                   ------------   ------------
 23      Total current liabilities                                       13,019         10,657
 24    Long-term debt, less current maturities                           31,200         33,000
 25    Deferred gains and other long-term liabilities                     4,048          4,408
                                                                   ------------   ------------
 26      Total long-term liabilities                                     35,248         37,408
 27    Total stockholders' equity                                       113,788        100,578
                                                                   ------------   ------------
 28      Total liabilities and stockholders' equity                $    162,055   $    148,643
                                                                   ============   ============
 29
 30   Pawn loan balance per ending pawn store                      $        183   $        172
 31   Inventory per ending pawn store                              $        111   $        103
 32   Book value per share                                         $       9.21   $       8.25
 33   Tangible book value per share                                $       8.98   $       8.03
 34   Pawn store count - end of period                                      280            280
 35   Mono-line payday loan store count - end of period                      85             --
 36   Shares outstanding - end of period                                 12,361         12,188